A STRONG FINISH TO 2013

JOB CREATION AND COMMUNITY DEVELOPMENT


I JOBS

As 2013 draws to a close, the HIT would like to share a few updates from this productive year. Scroll down to read about the HIT's strong new capital investment, the role of grassroots unions in HIT's job-creation initiative, and the value HIT adds as a partner in community development.

A PRODUCTIVE YEAR FOR NEW CAPITAL INVESTMENT IN THE HIT



Michael Ahmen, an electrician with IBEW Local 292, works on the HIT-financed Walkway project in Minneapolis.

HIT: BUILDING COMMUNITIES

The three most recent investments by HIT and its subsidiary Building America, featured below, will create much-needed jobs, affordable housing, and healthcare facilities.

Roswell Park



New Markets Tax Credits from Building America are helping to finance the construction of a state-of-the-art Clinical Science Center at the Roswell Park Cancer Institute in Buffalo. The new Center will enable the cancer institute to meet the growing demand for both in-patient and out-patient services. Construction is expected to generate an estimated 210 on-site union construction jobs, while supporting over 300 permanent jobs in the new facility.

2101 South Michigan



The major rehabilitation of the aging 2101 South Michigan property on Chicago's Near South Side will generate approximately 245 jobs for members of the local building and construction trades unions while upgrading and preserving 250 units of affordable housing.

Montclare



The Montclare Residences of Avalon Park in Chicago will create 122 units of mixed-income housing for elderly residents of the city's South Side. HIT-financed construction of the development will create approximately 150 union construction jobs.

The AFL-CIO Housing Investment Trust (HIT) has raised nearly $300 million of new capital in 2013, making this year the strongest for new capital investment in over a decade in spite of the challenging economic environment. In addition, current investors showed their support of the HIT's investment strategy by reinvesting over 90% of their dividends.

During 2013, the HIT provided close to $300 million in financing for six housing and healthcare projects that represent more than $500 million of development in communities around the country. These investments are providing value for the HIT portfolio while creating more than 3,900 housing units and generating almost 1,700 union construction jobs.

GRASSROOTS UNIONS RESPOND TO HIT'S JOB-GENERATING INVESTMENTS

HIT CONSTRUCTION JOBS INITIATIVE
17,860 Union Construction Jobs
$1.5 Billion Total HIT Investment
$3.5 Billion Total Community Development
20,855 Housing Units
63 Projects in **30** Cities

With 17,800 union construction jobs created since its launch five years ago, the HIT's Construction Jobs Initiative is on track to meet its goal of creating 25,000 union construction jobs before the end of 2015.

HIT: A VALUED PARTNER IN COMMUNITY DEVELOPMENT



St. Paul Mayor Chris Coleman (center) visits the HIT-financed Penfield project with HIT's Senior Investment Officer Chris Shaw (left) and Director of Labor Relations Rod DuChemin.

In financing projects like The Penfield (above), the HIT has gained recognition as a go-to partner in achieving communities' development goals. Working with for-profit and non-profit developers, housing agencies, mortgage bankers, labor unions, and others, the HIT's multifamily investment staff assists in structuring complex transactions for a wide variety of projects. Its investments in these projects help the HIT earn competitive returns for its investors while bringing to life important development projects in cities like St. Paul, where The Penfield is anchoring the city's downtown redevelopment.

"The Penfield project was one of our number one priorities," said St. Paul Mayor Christopher Coleman. "We knew it would help the rest of the city develop. The challenge was, as the

economy collapsed, the resources that we needed to try to get this project done were scarcer and scarcer, and harder to come by."

The Mayor added, "It was the HIT that allowed us the resources to get this project in the ground and get people to work building it." The HIT provided $41 million of the financing for the $62 million development.

To structure the Penfield financing, HIT investment staff worked with mortgage banker Tim Larkin of Dougherty Mortgage. Larkin calls the HIT "one of the most aggressive buyers of our [securities] but also one of the most flexible... regardless of the complexities associated with these transactions."

Moreover, Larkin added, "when it's an HIT deal, the most qualified tradesmen and laborers are on the job. And, as a lender, the comfort that comes from that knowledge is priceless."

"We're really excited that the HIT is back in St. Paul," said Harry Melander, President, St. Paul BCTC. "It's creating hundreds of thousands of work hours for Minnesotans, and it's going to create great housing for people in this region."
